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                                                                EXHIBIT 10.20(f)



                                                     SERVICE AGREEMENT NO. 59572
                                                   CONTROL NO. 1998-03-27 - 0016


                             FTS1 SERVICE AGREEMENT


THIS AGREEMENT, MADE AND ENTERED INTO THIS 27th day of MARCH 1998, BY AND
BETWEEN:

COLUMBIA GULF TRANSMISSION COMPANY
("TRANSPORTER")
AND
UNITED CITIES GAS COMPANY, A Division Of Atmos Energy Corporation
("SHIPPER")


WITNESSETH: THAT IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN CONTAINED, THE PARTIES HERETO AGREE AS FOLLOWS:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS-1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A. as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission's Regulations. Shipper warrants that service hereunder is being provided on behalf of SHIPPER.

SECTION 2. TERM. SERVICE UNDER THIS AGREEMENT SHALL COMMENCE AS OF THE LATTER OF NOVEMBER 01, 1998, OR UPON COMPLETION OF FACILITIES AND SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL MARCH 31, 2005, SHIPPER AND TRANSPORTER AGREE TO AVAIL THEMSELVES OF THE COMMISSION'S PRO-GRANTED ABANDONMENT AUTHORITY UPON TERMINATION OF THIS AGREEMENT, SUBJECT TO ANY RIGHT OF FIRST REFUSAL SHIPPER MAY HAVE UNDER THE COMMISSION'S REGULATIONS AND TRANSPORTER'S TARIFF.

SECTION 3. RATES. SHIPPER SHALL PAY THE CHARGES AND FURNISH RETAINAGE AS DESCRIBED IN THE ABOVE-REFERENCED RATE SCHEDULE, UNLESS OTHERWISE AGREED TO BY THE PARTIES IN WRITING AND SPECIFIED AS AN AMENDMENT TO THIS SERVICE AGREEMENT

SECTION 4. NOTICES. NOTICES TO TRANSPORTER UNDER THIS AGREEMENT SHALL BE ADDRESSED TO IT AT POST OFFICE BOX 683, HOUSTON, TEXAS 77001. ATTENTION:
MANAGER-COMMERCIAL SERVICES AND NOTICES TO SHIPPER SHALL BE ADDRESSED TO IT AT

       UNITED CITIES GAS COMPANY
       GAS SUPPLY DEPARTMENT
       5300 MARYLAND WAY
       BRENTWOOD, TN     37027


 UNTIL CHANGED BY EITHER PARTY BY WRITTEN NOTICE.



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                                                     SERVICE AGREEMENT NO. 59572
                                                   CONTROL NO. 1998-03-27 - 0016


                             FTS1 SERVICE AGREEMENT


Section 5. Superseded Agreements: This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A

UNITED CITIES GAS COMPANY, A Division Of Atmos Energy Corporation

By: /s/ GORDON J. ROY
   -----------------------------
   Gordon J. Roy, Vice President


COLUMBIA GULF TRANSMISSION COMPANY

By: /s/ JAMES W. HART
   -----------------------------
   James W. Hart, Vice President